                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on February 15, 2005 and covers activity from December 26, 2004 through January 26, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of February, 2005.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Susanne L. Miller
                                                 ----------------------------
                                          Name:  Susanne L Miller
                                          Title: Vice President
                                                 Treasury Controller

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                          Trust Totals
-----------------                                          ------------

Number of days in period                                             32
Beginning Principal Receivable Balance                24,058,009,498.44
Special Funding Account Balance                                    0.00
Beginning Total Principal Balance                     24,058,009,498.44
Finance Charge Collections (excluding                    390,920,421.62
 Recoveries)
Recoveries                                                19,115,614.84
Total Collections of Finance Charge Receivables          410,036,036.46
Total Collections of Principal Receivables             6,123,292,286.34
Monthly Payment Rate                                           23.8614%
Defaulted amount                                          93,958,841.77
Annualized Default Rate                                         4.6219%
Trust Portfolio Yield                                          14.9857%
New Principal Receivables                              5,346,944,228.33
Ending Principal Receivables Balance                  23,187,702,598.66
Ending Required Minimum Principal Balance             21,694,250,000.00
Ending Transferor Amount                               2,912,702,598.66
Ending Special Funding Account Balance                             0.00
Ending Total Principal Balance                        23,187,702,598.66



B. Series Allocations                                           Series 2000-1     Series 2000-2      Series 2000-3     Series 2000-4
---------------------                                           -------------     -------------      -------------     -------------
Group Number                                                                1                 2                  2                 2
Invested Amount                                                500,000,000.00    500,000,000.00   1,000,000,000.00  1,212,122,000.00
Adjusted Invested Amount                                       500,000,000.00    500,000,000.00   1,000,000,000.00  1,212,122,000.00
Principal Funding Account Balance                                        0.00              0.00               0.00              0.00
Series Required Transferor Amount                               35,000,000.00     35,000,000.00      70,000,000.00     84,848,540.00
Series Allocation Percentage                                            2.47%             2.47%              4.93%             5.98%
Series Alloc. Finance Charge Collections                        10,111,862.80     10,111,862.80      20,223,725.60     24,513,622.72
Series Allocable Recoveries                                        471,408.50        471,408.50         942,817.01      1,142,809.24
Series Alloc. Principal Collections                            151,005,975.00    151,005,975.00     302,011,950.00    366,075,328.86
Series Allocable Defaulted Amount                                2,317,110.77      2,317,110.77       4,634,221.54      5,617,241.88

B. Series Allocations                       Series 2000-5       Series 2001-1     Series 2001-2      Series 2001-3     Series 2001-4
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 1                  2                 2
Invested Amount                            787,878,000.00      750,000,000.00    250,000,000.00     750,000,000.00    725,000,000.00
Adjusted Invested Amount                   787,878,000.00      750,000,000.00    250,000,000.00     750,000,000.00    725,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           55,151,460.00       52,500,000.00     17,500,000.00      52,500,000.00     50,750,000.00
Series Allocation Percentage                        3.89%               3.70%             1.23%              3.70%             3.58%
Series Alloc. Finance Charge Collections    15,933,828.48       15,167,794.20      5,055,931.40      15,167,794.20     14,662,201.06
Series Allocable Recoveries                    742,824.78          707,112.76        235,704.25         707,112.76        683,542.33
Series Alloc. Principal Collections        237,948,571.15      226,508,962.50     75,502,987.50     226,508,962.50    218,958,663.75
Series Allocable Defaulted Amount            3,651,201.20        3,475,666.16      1,158,555.39       3,475,666.16      3,359,810.62

B. Series Allocations                       Series 2001-5       Series 2001-6     Series 2001-7      Series 2002-1     Series 2002-2
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 2                  2                 2
Invested Amount                            500,000,000.00      700,000,000.00    650,000,000.00     920,000,000.00    940,000,000.00
Adjusted Invested Amount                   500,000,000.00      700,000,000.00    650,000,000.00     920,000,000.00    940,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           35,000,000.00       49,000,000.00     45,500,000.00      64,400,000.00     65,800,000.00
Series Allocation Percentage                        2.47%               3.45%             3.21%              4.54%             4.64%
Series Alloc. Finance Charge Collections    10,111,862.80       14,156,607.92     13,145,421.64      18,605,827.55     19,010,302.06
Series Allocable Recoveries                    471,408.50          659,971.91        612,831.06         867,391.65        886,247.99
Series Alloc. Principal Collections        151,005,975.00      211,408,365.00    196,307,767.50     277,850,994.00    283,891,233.00
Series Allocable Defaulted Amount            2,317,110.77        3,243,955.08      3,012,244.00       4,263,483.82      4,356,168.25

B. Series Allocations                       Series 2002-3       Series 2002-4     Series 2002-5      Series 2002-6     Series 2003-1
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 2                  2                 2
Invested Amount                            920,000,000.00      500,000,000.00    600,000,000.00     720,000,000.00    920,000,000.00
Adjusted Invested Amount                   920,000,000.00      500,000,000.00    600,000,000.00     720,000,000.00    920,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           64,400,000.00       35,000,000.00     42,000,000.00      50,400,000.00     64,400,000.00
Series Allocation Percentage                        4.54%               2.47%             2.96%              3.55%             4.54%
Series Alloc. Finance Charge Collections    18,605,827.55       10,111,862.80     12,134,235.36      14,561,082.43     18,605,827.55
Series Allocable Recoveries                    867,391.65          471,408.50        565,690.20         678,828.25        867,391.65
Series Alloc. Principal Collections        277,850,994.00      151,005,975.00    181,207,170.00     217,448,604.00    277,850,994.00
Series Allocable Defaulted Amount            4,263,483.82        2,317,110.77      2,780,532.93       3,336,639.51      4,263,483.82

B. Series Allocations                       Series 2003-2       Series 2003-3     Series 2003-4      Series 2004-1     Series 2004-2
---------------------                       -------------       -------------   ` -------------      -------------     -------------

Group Number                                            2                   2                 1                  2                 2
Invested Amount                          1,100,000,000.00      750,000,000.00    680,000,000.00     800,000,000.00    400,000,000.00
Adjusted Invested Amount                 1,100,000,000.00      750,000,000.00    680,000,000.00     800,000,000.00    400,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           77,000,000.00       52,500,000.00     47,600,000.00      56,000,000.00     28,000,000.00
Series Allocation Percentage                        5.43%               3.70%             3.35%              3.95%             1.97%
Series Alloc. Finance Charge Collections    22,246,098.16       15,167,794.20     13,752,133.41      16,178,980.48      8,089,490.24
Series Allocable Recoveries                  1,037,098.71          707,112.76        641,115.57         754,253.61        377,126.80
Series Alloc. Principal Collections        332,213,145.00      226,508,962.50    205,368,126.00     241,609,560.00    120,804,780.00
Series Allocable Defaulted Amount            5,097,643.70        3,475,666.16      3,151,270.65       3,707,377.23      1,853,688.62

B. Series Allocations                         Series 2004-3      Series 2004-4     Series 2004-5                         Trust Total
---------------------                         -------------      -------------     -------------                         -----------
Group Number                                              1                  2                 2
Invested Amount                              600,000,000.00   1,100,000,000.00  1,000,000,000.00                   20,275,000,000.00
Adjusted Invested Amount                     600,000,000.00   1,100,000,000.00  1,000,000,000.00                   20,275,000,000.00
Principal Funding Account Balance                      0.00               0.00              0.00                                0.00
Series Required Transferor Amount             42,000,000.00      77,000,000.00     70,000,000.00                    1,419,250,000.00
Series Allocation Percentage                          2.96%              5.43%             4.93%                                100%
Series Alloc. Finance Charge Collections      12,134,235.36      22,246,098.16     20,223,725.60                      410,036,036.46
Series Allocable Recoveries                      565,690.20       1,037,098.71        942,817.01                       19,115,614.84
Series Alloc. Principal Collections          181,207,170.00     332,213,145.00    302,011,950.00                    6,123,292,286.34
Series Allocable Defaulted Amount              2,780,532.93       5,097,643.70      4,634,221.54                       93,958,841.77

C. Group Allocations
--------------------

1. Group 1 Allocations                                                             Series 2000-1
----------------------                                                             -------------
Invested Amount                                                                   500,000,000.00
Investor Finance Charge Collections                                                 8,525,626.66

Investor Monthly Interest                                                           2,878,583.33
Investor Default Amount                                                             1,952,755.94
Investor Monthly Fees                                                                 833,333.33
Investor Additional Amounts                                                                 0.00
Total                                                                               5,664,672.60

Reallocated Investor Finance
  Charge Collections                                                                9,641,841.11
Available Excess                                                                    3,977,168.50

1. Group 1 Allocations                        Series 2001-2      Series 2003-4     Series 2004-3                       Group 1 Total
----------------------                        -------------      -------------     -------------                       -------------
Invested Amount                              250,000,000.00     680,000,000.00    600,000,000.00                    2,030,000,000.00
Investor Finance Charge Collections            4,260,909.83      11,589,674.73     10,226,183.59                       34,602,394.80

Investor Monthly Interest                      1,117,989.58       1,027,055.00      2,116,133.33                        7,139,761.25
Investor Default Amount                          976,377.97       2,655,748.07      2,343,307.12                        7,928,189.10
Investor Monthly Fees                            416,666.67       1,133,333.33      1,000,000.00                        3,383,333.33
Investor Additional Amounts                            0.00               0.00              0.00                                0.00
Total                                          2,511,034.22       4,816,136.41      5,459,440.46                       18,451,283.69

Reallocated Investor Finance
  Charge Collections                           4,499,618.47      10,225,085.57     10,232,042.66                       34,598,587.80
Available Excess                               1,988,584.25       5,408,949.16      4,772,602.20                       16,147,304.12

2. Group 2 Allocations                                           Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5
----------------------                                           -------------     -------------     -------------     -------------
Invested Amount                                                 500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00
Investor Finance Charge Collections                               8,525,450.66     17,050,902.31     20,658,970.17     13,428,308.45

Investor Monthly Interest                                         1,046,743.06      2,090,277.78      2,514,981.59      1,638,243.32
Investor Default Amount                                           1,952,755.94      3,905,511.87      4,733,956.86      3,077,066.88
Investor Monthly Fees                                               833,333.33      1,666,666.67      2,020,203.33      1,313,130.00
Investor Additional Amounts                                               0.00              0.00              0.00              0.00
Total                                                             3,832,832.33      7,662,456.32      9,269,141.79      6,028,440.20

Reallocated Investor Finance
  Charge Collections                                              8,535,470.63     17,067,732.93     20,669,484.49     13,438,650.73
Investment Funding Account Proceeds                                                                       5,444.00
Available Excess                                                  4,702,638.31      9,405,276.61     11,405,786.70      7,410,210.53

2. Group 2 Allocations                        Series 2001-1      Series 2001-3     Series 2001-4     Series 2001-5     Series 2001-6
----------------------                        -------------      -------------     -------------     -------------     -------------
Invested Amount                              750,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00    700,000,000.00
Investor Finance Charge Collections           12,782,729.48      12,782,729.48     12,356,638.50      8,521,819.66     11,930,547.52

Investor Monthly Interest                      1,561,350.00       1,554,670.83      1,502,848.47      1,054,666.67      1,445,227.78
Investor Default Amount                        2,929,133.91       2,929,133.91      2,831,496.11      1,952,755.94      2,733,858.31
Investor Monthly Fees                          1,250,000.00       1,250,000.00      1,208,333.33        833,333.33      1,166,666.67
Investor Additional Amounts                            0.00               0.00              0.00              0.00              0.00
Total                                          5,740,483.91       5,733,804.74      5,542,677.91      3,840,755.94      5,345,752.76

Reallocated Investor Finance
  Charge Collections                          12,794,441.36      12,787,762.20     12,361,503.46      8,543,394.24     11,929,446.38
Investment Funding Account Proceeds
Available Excess                               7,053,957.46       7,053,957.46      6,818,825.54      4,702,638.31      6,583,693.63



2. Group 2 Allocations                      Series 2001-7    Series 2002-1      Series 2002-2     Series 2002-3       Series 2002-4
----------------------                      -------------    -------------      -------------     -------------       -------------
Invested Amount                            650,000,000.00   920,000,000.00     940,000,000.00    920,000,000.00      500,000,000.00
Investor Finance Charge Collections         11,078,365.55    15,680,148.17      16,021,020.95     15,680,148.17        8,521,819.66

Investor Monthly Interest                    1,342,401.67     1,896,401.11       1,937,042.33      1,895,256.22        1,005,394.44
Investor Default Amount                      2,538,582.72     3,593,070.92       3,671,181.16      3,593,070.92        1,952,755.94
Investor Monthly Fees                        1,083,333.33     1,533,333.33       1,566,666.67      1,533,333.33          833,333.33
Investor Additional Amounts                          0.00             0.00               0.00              0.00                0.00
Total                                        4,964,317.72     7,022,805.37       7,174,890.16      7,021,660.48        3,791,483.71

Reallocated Investor Finance
  Charge Collections                        11,077,747.52    15,675,659.85      16,015,850.18     15,674,514.96        8,494,122.02
Investment Funding Account Proceeds
Available Excess                             6,113,429.80     8,652,854.48       8,840,960.01      8,652,854.48        4,702,638.31

2. Group 2 Allocations                      Series 2002-5    Series 2002-6      Series 2003-1     Series 2003-2       Series 2003-3
----------------------                      -------------    -------------      -------------     -------------       -------------
Invested Amount                            600,000,000.00   720,000,000.00     920,000,000.00  1,100,000,000.00      750,000,000.00
Investor Finance Charge Collections         10,226,183.59    12,271,420.30      15,680,148.17     18,748,003.24       12,782,729.48

Investor Monthly Interest                    1,261,750.00     1,500,240.00       1,896,401.11      2,265,382.78        1,543,645.83
Investor Default Amount                      2,343,307.12     2,811,968.55       3,593,070.92      4,296,063.06        2,929,133.91
Investor Monthly Fees                        1,000,000.00     1,200,000.00       1,533,333.33      1,833,333.33        1,250,000.00
Investor Additional Amounts                          0.00             0.00               0.00              0.00                0.00
Total                                        4,605,057.12     5,512,208.55       7,022,805.37      8,394,779.17        5,722,779.74

Reallocated Investor Finance
  Charge Collections                        10,248,223.09    12,284,007.71      15,675,659.85     18,740,583.45       12,776,737.20
Investment Funding Account Proceeds
Available Excess                             5,643,165.97     6,771,799.16       8,652,854.48     10,345,804.27        7,053,957.46

2. Group 2 Allocations                      Series 2004-1    Series 2004-2      Series 2004-4     Series 2004-5       Group 2 Total
----------------------                      -------------    -------------      -------------     -------------       -------------
Invested Amount                            800,000,000.00   400,000,000.00   1,100,000,000.00  1,000,000,000.00   18,245,000,000.00
Investor Finance Charge Collections         13,634,911.45     6,817,455.72      18,748,003.24     17,043,639.31      310,972,093.25

Investor Monthly Interest                    1,627,142.22       843,111.11       2,240,229.44      2,034,122.22       37,697,529.99
Investor Default Amount                      3,124,409.50     1,562,204.75       4,296,063.06      3,905,511.87       71,256,064.15
Investor Monthly Fees                        1,333,333.33       666,666.67       1,833,333.33      1,666,666.67       30,408,333.33
Investor Additional Amounts                          0.00             0.00               0.00              0.00                0.00
Total                                        6,084,885.05     3,071,982.53       8,369,625.84      7,606,300.76      139,361,927.47

Reallocated Investor Finance
  Charge Collections                        13,609,106.34     6,834,093.17      18,715,430.11     17,011,577.37      310,961,199.25
Investment Funding Account Proceeds                                                                                        5,444.00
Available Excess                             7,524,221.29     3,762,110.64      10,345,804.27      9,405,276.61      171,604,715.78

                                                  GROUP I         GROUP II
                                                  -------         --------
Group Investor Finance Charge Collections   34,598,587.80   310,961,199.25
Group Expenses                              18,451,283.69   139,361,927.47
Reallocable Investor Finance
  Charge Collections                        16,147,304.11   171,599,271.78


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                        233,023,122
61-90 Days Delinquent:                        135,942,753
90+ Days Delinquent:                          223,303,659
Total 30+ Days Delinquent:                    592,269,535



II. Series 2000-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                593,292,466.05        500,000,000.00       93,292,466.05
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               10,111,862.80          8,525,626.66        1,590,043.14
Collections of Principal Receivables                 151,005,975.00        127,260,991.54       23,744,983.47
Defaulted Amount                                       2,317,110.77          1,952,755.94          364,354.83

Ending Invested / Transferor Amounts                 571,829,903.79        500,000,000.00       71,829,903.79


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                2,162,500.00                  0.00                0.00       2,162,500.00

Coupon January 18, 2005 to February 14, 2005                7.2000%               7.4000%             3.3800%
Monthly Interest Due                                   2,595,000.00            185,000.00           98,583.33       2,878,583.33
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     2,595,000.00            185,000.00           98,583.33       2,878,583.33
Investor Default Amount                                1,689,133.89            117,165.36          146,456.70       1,952,755.94
Investor Monthly Fees Due                                720,833.33             50,000.00           62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                              5,004,967.22            352,165.36          307,540.03       5,664,672.60

Reallocated Investor Finance Charge Collections                                                                     9,641,841.11
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             3,807.00
Series Adjusted Portfolio Yield                                                                                         17.5494%
Base Rate                                                                                                                9.6775%
Excess Spread Percentage                                                                                                 9.5543%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       432,500,000.00         30,000,000.00       37,500,000.00     500,000,000.00
Interest Distributions                                 2,595,000.00            185,000.00           98,583.33       2,878,583.33
Principal Deposits - Prin. Funding Account           432,500,000.00         30,000,000.00                0.00     462,500,000.00
Principal Distributions                              432,500,000.00         30,000,000.00       37,500,000.00     500,000,000.00
Total Distributions                                  435,095,000.00         30,185,000.00       37,598,583.33     502,878,583.33
Ending Certificates Balance                                    0.00                  0.00                0.00               0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                        $1,006.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $6.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                            $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                    $1,006.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                            $1,000.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $37,598,583.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $98,583.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                  $37,500,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,343,485.61

          a.   Class A Monthly Interest:                       $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,689,133.89
          e.   Excess Spread:                                  $4,059,351.73

     2.   Class B Available Funds:                               $578,738.89

          a.   Class B Monthly Interest:                         $185,000.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $393,738.89

     3.   Collateral Available Funds:                            $723,423.61

          a.   Excess Spread:                                    $723,423.61

     4.   Total Excess Spread:                                 $5,176,514.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2000-1 Allocable Principal
          Collections:                                       $151,005,975.00

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                       $127,260,991.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $127,260,991.54

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,952,755.94

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $129,213,747.47

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                    N/A

     2.   Required Collateral Invested Amount:                           N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     4.   Treated as Shared Principal Collections:                       N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                         $462,500,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:           $37,500,000.00

     3.   Principal Distribution:                            $500,000,000.00

     4.   Treated as Shared Principal Collections:                     $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                       $5,176,514.22
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $117,165.36
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $98,583.33
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $146,456.70
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $3,980,975.50

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                9.6775%
          b.   Prior Monthly Period                                  8.0092%
          c.   Second Prior Monthly Period                           9.0206%

     2.   Three Month Average Base Rate                              8.9024%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               17.5494%
          b.   Prior Monthly Period                                 17.4075%
          c.   Second Prior Monthly Period                          17.3226%

     4.   Three Month Average Series Adjusted Portfolio Yield       17.4265%



III. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                593,292,466.05        500,000,000.00       93,292,466.05
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               10,111,862.80          8,525,450.66        1,590,043.14
Collections of Principal Receivables                 151,005,975.00        127,260,991.54       23,744,983.47
Defaulted Amount                                       2,317,110.77          1,952,755.94          364,354.83

Ending Invested / Transferor Amounts                 571,829,903.79        500,000,000.00       71,829,903.79


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                2,062,500.00                  0.00                0.00       2,062,500.00

Coupon January 18, 2005 to February 14, 2005                2.6450%               2.8300%             2.9800%
Monthly Interest Due                                     848,604.17             88,044.44          110,094.44       1,046,743.06
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                       848,604.17             88,044.44          110,094.44       1,046,743.06
Investor Default Amount                                1,611,023.65            156,220.47          185,511.81       1,952,755.94
Investor Monthly Fees Due                                687,500.00             66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                              3,147,127.81            310,931.59          374,772.93       3,832,832.33

Reallocated Investor Finance Charge Collections                                                                     8,535,470.63
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             3,631.00
Series Adjusted Portfolio Yield                                                                                         15.0251%
Base Rate                                                                                                                4.9016%
Excess Spread Percentage                                                                                                11.2951%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                   848,604.17             88,044.44          110,094.44       1,046,743.06
Principal Deposits - Prin. Funding Account           412,500,000.00         40,000,000.00                0.00     452,500,000.00
Principal Distributions                              412,500,000.00         40,000,000.00       47,500,000.00     500,000,000.00
Total Distributions                                  413,348,604.17         40,088,044.44       47,610,094.44     501,046,743.05
Ending Certificates Balance                                    0.00                  0.00                0.00               0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                        $1,002.06

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.06

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                            $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                    $1,002.20

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.20

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                            $1,000.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $47,610,094.44

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $110,094.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                  $47,500,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,044,758.85

          a.   Class A Monthly Interest:                         $848,604.17
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,611,023.65
          e.   Excess Spread:                                  $4,585,131.03

     2.   Class B Available Funds:                               $683,128.13

          a.   Class B Monthly Interest:                          $88,044.44
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $595,083.69

     3.   Collateral Available Funds:                            $811,214.66

          a.   Excess Spread:                                    $811,214.66

     4.   Total Excess Spread:                                 $5,991,429.37

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2000-2 Allocable Principal
          Collections:                                       $151,005,975.00

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                       $127,260,991.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $127,260,991.54

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,952,755.94

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $129,213,747.47

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                    N/A

     2.   Required Collateral Invested Amount:                           N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     4.   Treated as Shared Principal Collections:                       N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                         $452,500,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:           $47,500,000.00

     3.   Principal Distribution:                            $500,000,000.00

     4.   Treated as Shared Principal Collections:                     $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                       $5,991,429.37
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $156,220.47
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $110,094.44
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $185,511.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,706,269.31

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.9016%
          b.   Prior Monthly Period                                  4.4396%
          c.   Second Prior Monthly Period                           4.3715%

     2.   Three Month Average Base Rate                              4.5709%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0251%
          b.   Prior Monthly Period                                 14.8021%
          c.   Second Prior Monthly Period                          14.6455%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.8242%




                                      - 15



IV. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,186,584,932.11      1,000,000,000.00      186,584,932.11
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               20,223,725.60         17,050,902.31        3,180,086.28
Collections of Principal Receivables                 302,011,950.00        254,521,983.07       47,489,966.93
Defaulted Amount                                       4,634,221.54          3,905,511.87          728,709.67

Ending Invested / Transferor Amounts               1,143,659,807.58      1,000,000,000.00      143,659,807.58


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                       4,125,000.00                  0.00                0.00       4,125,000.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6400%               2.8300%             2.9800%
Monthly Interest Due                                   1,694,000.00            176,088.89          220,188.89       2,090,277.78
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,694,000.00            176,088.89          220,188.89       2,090,277.78
Investor Default Amount                                3,222,047.30            312,440.95          371,023.63       3,905,511.87
Investor Monthly Fees Due                              1,375,000.00            133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,291,047.30            621,863.17          749,545.85       7,662,456.32

Reallocated Investor Finance Charge Collections                                                                    17,067,732.93
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             7,263.00
Series Adjusted Portfolio Yield                                                                                         15.0214%
Base Rate                                                                                                                4.8975%
Excess Spread Percentage                                                                                                11.2951%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       825,000,000.00         80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                 1,694,000.00            176,088.89          220,188.89       2,090,277.78
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,694,000.00            176,088.89          220,188.89       2,090,277.78
Ending Certificates Balance                          825,000,000.00         80,000,000.00       95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.05

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.05

     3.   Amount of the distribution in
          respect of Class A Outstanding Monthly Interest:             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.20

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.20

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $220,188.89

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $220,188.89

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $14,086,871.64

          a.   Class A Monthly Interest:                       $1,694,000.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,222,047.30
          e.   Excess Spread:                                  $9,170,824.35

     2.   Class B Available Funds:                             $1,365,999.67

          a.   Class B Monthly Interest:                         $176,088.89
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,189,910.79

     3.   Collateral Available Funds:                          $1,622,124.61

          a.   Excess Spread:                                  $1,622,124.61

     4.   Total Excess Spread:                                $11,982,859.75

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2000-3 Allocable Principal
          Collections:                                       $302,011,950.00

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                       $254,521,983.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $254,521,983.07

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,905,511.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $258,427,494.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $95,000,000.00

     2.   Required Collateral Invested Amount:                $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $258,427,494.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                      $11,982,859.75
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $312,440.95
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $220,188.89
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $371,023.63
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $9,412,539.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8974%
          b.   Prior Monthly Period                                  4.4355%
          c.   Second Prior Monthly Period                           4.3673%

     2.   Three Month Average Base Rate                              4.5667%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0214%
          b.   Prior Monthly Period                                 14.7975%
          c.   Second Prior Monthly Period                          14.6332%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.8174%



V. Series 2000-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,438,285,701.07      1,212,122,000.00      226,163,701.07
Beginning Adjusted Invested Amount                              N/A      1,212,122,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               24,513,622.72         20,658,970.17        3,854,652.55
Collections of Principal Receivables                 366,075,328.86        308,511,695.17       57,563,633.70
Defaulted Amount                                       5,617,241.88          4,733,956.86          883,285.02

Ending Invested / Transferor Amounts               1,386,255,213.28      1,212,122,000.00      174,133,213.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6150%               2.8400%             2.9800%
Monthly Interest Due                                   2,033,888.89            214,195.96          266,896.75       2,514,981.59
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     2,033,888.89            214,195.96          266,896.75       2,514,981.59
Investor Default Amount                                3,905,511.87            378,717.49          449,727.50       4,733,956.86
Investor Monthly Fees Due                              1,666,666.67            161,616.67          191,920.00       2,020,203.33
Investor Additional Amounts Due
Total Due                                              7,606,067.43            754,530.11          908,544.25       9,269,141.79

Reallocated Investor Finance Charge Collections                                                                    20,669,484.49
Interest and Principal Funding Investment Proceeds                                                                      5,444.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.0007%
Base Rate                                                                                                                4.8774%
Excess Spread Percentage                                                                                                11.2917%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                     1,000,000,000.00         96,970,000.00      115,152,000.00   1,212,122,000.00
Interest Distributions                                 2,033,888.89            214,195.96          266,896.75       2,514,981.59
Interest Deposits - Interest Funding Account          (2,033,888.89)          (214,195.96)               0.00      (2,248,084.84)
Interest Funding Account Distributions                         0.00                  0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                            0.00                  0.00          266,896.75         266,896.75
Ending Interest Funding Account Balance                4,503,611.11            474,291.04                0.00       4,977,902.16
Ending Certificates Balance                        1,000,000,000.00         96,970,000.00      115,152,000.00   1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.03

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.03

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.21

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.21

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $266,896.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $266,896.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                    $17,057,757.62

          a.   Class A Monthly Interest:                       $2,033,888.89
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,905,511.87
          e.   Excess Spread:                                 $11,118,356.85

     2.   Class B Available Funds:                             $1,653,562.85

          a.   Class B Monthly Interest:                         $214,195.96
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,439,366.90

     3.   Collateral Available Funds:                          $1,963,608.02

          a.   Excess Spread:                                  $1,963,608.02

     4.   Total Excess Spread:                                $14,521,331.77

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2000-4 Allocable Principal
          Collections:                                       $366,075,328.86

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                       $308,511,695.17

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $308,511,695.17

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,733,956.86

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $313,245,652.03

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $115,152,000.00

     2.   Required Collateral Invested Amount:               $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $313,245,652.03

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                      $14,521,331.77
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $378,717.49
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $266,896.75
     9.   Applied to unpaid Monthly Servicing Fee:             $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $449,727.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                            $11,405,786.70

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8773%
          b.   Prior Monthly Period                                  4.4865%
          c.   Second Prior Monthly Period                           4.1362%

     2.   Three Month Average Base Rate                              4.5000%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0007%
          b.   Prior Monthly Period                                 14.8434%
          c.   Second Prior Monthly Period                          14.4085%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7509%



VI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                934,884,163.14        787,878,000.00      147,006,163.14
Beginning Adjusted Invested Amount                              N/A        787,878,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               15,933,828.48         13,428,308.45        2,505,520.02
Collections of Principal Receivables                 237,948,571.15        200,532,270.98       37,416,300.17
Defaulted Amount                                       3,651,201.20          3,077,066.88          574,134.32

Ending Invested / Transferor Amounts                 901,064,401.88        787,878,000.00      113,186,401.88


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6200%               2.8600%             2.9800%
Monthly Interest Due                                   1,324,555.56            140,206.73          173,481.03       1,638,243.32
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,324,555.56            140,206.73          173,481.03       1,638,243.32
Investor Default Amount                                2,538,582.72            246,164.41          292,319.75       3,077,066.88
Investor Monthly Fees Due                              1,083,333.33            105,050.00          124,746.67       1,313,130.00
Investor Additional Amounts Due
Total Due                                              4,946,471.61            491,421.15          590,547.45       6,028,440.20

Reallocated Investor Finance Charge Collections                                                                    13,438,650.73
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.0007%
Base Rate                                                                                                                4.8832%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       650,000,000.00         63,030,000.00       74,848,000.00     787,878,000.00
Interest Distributions                                 1,324,555.56            140,206.73          173,481.03       1,638,243.32
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,324,555.56            140,206.73          173,481.03       1,638,243.32
Ending Certificates Balance                          650,000,000.00         63,030,000.00       74,848,000.00     787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $2.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.04

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.22

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.22

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $173,481.03

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $173,481.03

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,086,897.94

          a.   Class A Monthly Interest:                       $1,324,555.56
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,538,582.72
          e.   Excess Spread:                                  $7,223,759.67

     2.   Class B Available Funds:                             $1,075,087.96

          a.   Class B Monthly Interest:                         $140,206.73
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $934,881.23

     3.   Collateral Available Funds:                          $1,276,664.83

          a.   Excess Spread:                                  $1,276,664.83

     4.   Total Excess Spread:                                 $9,435,305.72

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2000-5 Allocable Principal
          Collections:                                       $237,948,571.15

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                       $200,532,270.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $200,532,270.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,077,066.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $203,609,337.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $74,848,000.00

     2.   Required Collateral Invested Amount:                $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $203,609,337.86

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                       $9,435,305.72
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $246,164.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $173,481.03
     9.   Applied to unpaid Monthly Servicing Fee:             $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $292,319.75
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,410,210.53

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8831%
          b.   Prior Monthly Period                                  4.4212%
          c.   Second Prior Monthly Period                           4.3530%

     2.   Three Month Average Base Rate                              4.5524%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0006%
          b.   Prior Monthly Period                                 14.7717%
          c.   Second Prior Monthly Period                          14.6189%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7971%



VII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                889,938,699.08        750,000,000.00      139,938,699.08
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               15,167,794.20         12,782,729.48        2,385,064.71
Collections of Principal Receivables                 226,508,962.50        190,891,487.30       35,617,475.20
Defaulted Amount                                       3,475,666.16          2,929,133.91          546,532.25

Ending Invested / Transferor Amounts                 857,744,855.68        750,000,000.00      107,744,855.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6200%               2.9000%             2.9800%
Monthly Interest Due                                   1,260,875.00            135,333.33          165,141.67       1,561,350.00
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,260,875.00            135,333.33          165,141.67       1,561,350.00
Investor Default Amount                                2,416,535.47            234,330.71          278,267.72       2,929,133.91
Investor Monthly Fees Due                              1,031,250.00            100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,708,660.47            469,664.05          562,159.39       5,740,483.91

Reallocated Investor Finance Charge Collections                                                                    12,794,441.36
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.0035%
Base Rate                                                                                                                4.8864%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                 1,260,875.00            135,333.33          165,141.67       1,561,350.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,260,875.00            135,333.33          165,141.67       1,561,350.00
Ending Certificates Balance                          618,750,000.00         60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.04

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.26

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.26

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $165,141.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $165,141.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,555,414.13

          a.   Class A Monthly Interest:                       $1,260,875.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,416,535.47
          e.   Excess Spread:                                  $6,878,003.65

     2.   Class B Available Funds:                             $1,023,555.31

          a.   Class B Monthly Interest:                         $135,333.33
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $888,221.98

     3.   Collateral Available Funds:                          $1,215,471.93

          a.   Excess Spread:                                  $1,215,471.93

     4.   Total Excess Spread:                                 $8,981,697.56

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2001-1 Allocable Principal
          Collections:                                       $226,508,962.50

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                       $190,891,487.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $190,891,487.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,929,133.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $193,820,621.21

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $71,250,000.00

     2.   Required Collateral Invested Amoun:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $193,820,621.21

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                       $8,981,697.56
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $234,330.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $165,141.67
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $278,267.72
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,053,957.46

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8864%
          b.   Prior Monthly Period                                  4.4244%
          c.   Second Prior Monthly Period                           4.3563%

     2.   Three Month Average Base Rate                              4.5557%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0035%
          b.   Prior Monthly Period                                 14.7753%
          c.   Second Prior Monthly Period                          14.6221%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.8003%



VIII. Series 2001-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                296,646,233.03        250,000,000.00       46,646,233.03
Beginning Adjusted Invested Amount                              N/A        250,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables                5,055,931.40          4,260,909.83          795,021.57
Collections of Principal Receivables                  75,502,987.50         63,630,495.77       11,872,491.73
Defaulted Amount                                       1,158,555.39            976,377.97          182,177.42

Ending Invested / Transferor Amounts                 285,914,951.89        250,000,000.00       35,914,951.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                5.5300%               5.8300%             3.3300%
Monthly Interest Due                                     996,552.08             72,875.00           48,562.50       1,117,989.58
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                       996,552.08             72,875.00           48,562.50       1,117,989.58
Investor Default Amount                                  844,566.94             58,582.68           73,228.35         976,377.97
Investor Monthly Fees Due                                360,416.67             25,000.00           31,250.00         416,666.67
Investor Additional Amounts Due
Total Due                                              2,201,535.69            156,457.68          153,040.85       2,511,034.22

Reallocated Investor Finance Charge Collections                                                                     4,499,618.47
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.0748%
Base Rate                                                                                                                8.0021%
Excess Spread Percentage                                                                                                 9.5452%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       216,250,000.00         15,000,000.00       18,750,000.00     250,000,000.00
Interest Distributions                                   996,552.08             72,875.00           48,562.50       1,117,989.58
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                      996,552.08             72,875.00           48,562.50       1,117,989.58
Ending Certificates Balance                          216,250,000.00         15,000,000.00       18,750,000.00     250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $48,562.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $48,562.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $3,892,169.98

          a.   Class A Monthly Interest:                         $996,552.08
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $844,566.94
          e.   Excess Spread:                                  $2,051,050.95

     2.   Class B Available Funds:                               $269,977.11

          a.   Class B Monthly Interest:                          $72,875.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $197,102.11

     3.   Collateral Available Funds:                            $337,471.39

          a.   Excess Spread:                                    $337,471.39

     4.   Total Excess Spread:                                 $2,585,624.44

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2001-2 Allocable Principal
          Collections:                                        $75,502,987.50

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                        $63,630,495.77

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $63,630,495.77

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $976,377.97

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $64,606,873.74

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $18,750,000.00

     2.   Required Collateral Invested Amount:                $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $64,606,873.74

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                       $2,585,624.44
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:                $58,582.68
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $48,562.50
     9.   Applied to unpaid Monthly Servicing Fee:               $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $73,228.35
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $1,988,584.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                8.0021%
          b.   Prior Monthly Period                                  6.6288%
          c.   Second Prior Monthly Period                           7.4566%

     2.   Three Month Average Base Rate                              7.3625%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               16.0748%
          b.   Prior Monthly Period                                 15.8829%
          c.   Second Prior Monthly Period                          15.7501%

     4.   Three Month Average Series Adjusted Portfolio Yield       15.9026%



IX. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                889,938,699.08        750,000,000.00      139,938,699.08
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               15,167,794.20         12,782,729.48        2,385,064.71
Collections of Principal Receivables                 226,508,962.50        190,891,487.30       35,617,475.20
Defaulted Amount                                       3,475,666.16          2,929,133.91          546,532.25

Ending Invested / Transferor Amounts                 857,744,855.68        750,000,000.00      107,744,855.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6100%               2.8600%             2.9800%
Monthly Interest Due                                   1,256,062.50            133,466.67          165,141.67       1,554,670.83
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,256,062.50            133,466.67          165,141.67       1,554,670.83
Investor Default Amount                                2,416,535.47            234,330.71          278,267.72       2,929,133.91
Investor Monthly Fees Due                              1,031,250.00            100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,703,847.97            467,797.38          562,159.39       5,733,804.74

Reallocated Investor Finance Charge Collections                                                                    12,787,762.20
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9933%
Base Rate                                                                                                                4.8748%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                 1,256,062.50            133,466.67          165,141.67       1,554,670.83
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,256,062.50            133,466.67          165,141.67       1,554,670.83
Ending Certificates Balance                          618,750,000.00         60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.03

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.03

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.22

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.22

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $165,141.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $165,141.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,549,903.81

          a.   Class A Monthly Interest:                       $1,256,062.50
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,416,535.47
          e.   Excess Spread:                                  $6,877,305.84

     2.   Class B Available Funds:                             $1,023,020.98

          a.   Class B Monthly Interest:                         $133,466.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $889,554.31

     3.   Collateral Available Funds:                          $1,214,837.41

          a.   Excess Spread:                                  $1,214,837.41

     4.   Total Excess Spread:                                 $8,981,697.56

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2001-3 Allocable Principal
          Collections:                                       $226,508,962.50

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                       $190,891,487.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $190,891,487.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,929,133.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $193,820,621.21

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $71,250,000.00

     2.   Required Collateral Invested Amount:                $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $193,820,621.21

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                       $8,981,697.56
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $234,330.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $165,141.67
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $278,267.72
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,053,957.46

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8748%
          b.   Prior Monthly Period                                  4.4128%
          c.   Second Prior Monthly Period                           4.3447%

     2.   Three Month Average Base Rate                              4.5441%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9933%
          b.   Prior Monthly Period                                 14.7626%
          c.   Second Prior Monthly Period                          14.6105%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7888%



X. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                860,274,075.78        725,000,000.00      135,274,075.78
Beginning Adjusted Invested Amount                              N/A        725,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               14,662,201.06         12,356,638.50        2,305,562.56
Collections of Principal Receivables                 218,958,663.75        184,528,437.73       34,430,226.03
Defaulted Amount                                       3,359,810.62          2,831,496.11          528,314.51

Ending Invested / Transferor Amounts                 829,153,360.49        725,000,000.00      104,153,360.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6100%               2.8600%             2.9800%
Monthly Interest Due                                   1,214,193.75            129,017.78          159,636.94       1,502,848.47
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,214,193.75            129,017.78          159,636.94       1,502,848.47
Investor Default Amount                                2,335,984.29            226,519.69          268,992.13       2,831,496.11
Investor Monthly Fees Due                                996,875.00             96,666.67          114,791.67       1,208,333.33
Investor Additional Amounts Due
Total Due                                              4,547,053.04            452,204.13          543,420.74       5,542,677.91

Reallocated Investor Finance Charge Collections                                                                    12,361,503.46
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9933%
Base Rate                                                                                                                4.8748%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       598,125,000.00         58,000,000.00       68,875,000.00     725,000,000.00
Interest Distributions                                 1,214,193.75            129,017.78          159,636.94       1,502,848.47
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,214,193.75            129,017.78          159,636.94       1,502,848.47
Ending Certificates Balance                          598,125,000.00         58,000,000.00       68,875,000.00     725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.03

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.03

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.22

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.22

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $159,636.94

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $159,636.94

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,198,240.35

          a.   Class A Monthly Interest:                       $1,214,193.75
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,335,984.29
          e.   Excess Spread:                                  $6,648,062.31

     2.   Class B Available Funds:                               $988,920.28

          a.   Class B Monthly Interest:                         $129,017.78
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $859,902.50

     3.   Collateral Available Funds:                          $1,174,342.83

          a.   Excess Spread:                                  $1,174,342.83

     4.   Total Excess Spread:                                 $8,682,307.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2001-4 Allocable Principal
          Collections:                                       $218,958,663.75

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                       $184,528,437.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $184,528,437.73

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,831,496.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $187,359,933.84

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $68,875,000.00

     2.   Required Collateral Invested Amount:                $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $187,359,933.84

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                       $8,682,307.64
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $226,519.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $159,636.94
     9.   Applied to unpaid Monthly Servicing Fee:             $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $268,992.13
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,818,825.54

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8748%
          b.   Prior Monthly Period                                  4.4128%
          c.   Second Prior Monthly Period                           4.3447%

     2.   Three Month Average Base Rate                              4.5441%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9933%
          b.   Prior Monthly Period                                 14.7626%
          c.   Second Prior Monthly Period                          14.6105%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7888%



XI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                593,292,466.05        500,000,000.00       93,292,466.05
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               10,111,862.80          8,521,819.66        1,590,043.14
Collections of Principal Receivables                 151,005,975.00        127,260,991.54       23,744,983.47
Defaulted Amount                                       2,317,110.77          1,952,755.94          364,354.83

Ending Invested / Transferor Amounts                 571,829,903.79        500,000,000.00       71,829,903.79


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6600%               2.9300%             2.9800%
Monthly Interest Due                                     853,416.67             91,155.56          110,094.44       1,054,666.67
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                       853,416.67             91,155.56          110,094.44       1,054,666.67
Investor Default Amount                                1,611,023.65            156,220.47          185,511.81       1,952,755.94
Investor Monthly Fees Due                                687,500.00             66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                              3,151,940.31            314,042.70          374,772.93       3,840,755.94

Reallocated Investor Finance Charge Collections                                                                     8,543,394.24
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.0349%
Base Rate                                                                                                                4.9223%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                   853,416.67             91,155.56          110,094.44       1,054,666.67
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                      853,416.67             91,155.56          110,094.44       1,054,666.67
Ending Certificates Balance                          412,500,000.00         40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.07

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.07

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.28

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.28

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $110,094.44

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $110,094.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,048,300.25

          a.   Class A Monthly Interest:                         $853,416.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,611,023.65
          e.   Excess Spread:                                  $4,583,859.94

     2.   Class B Available Funds:                               $683,471.54

          a.   Class B Monthly Interest:                          $91,155.56
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $592,315.98

     3.   Collateral Available Funds:                            $811,622.45

          a.   Excess Spread:                                    $811,622.45

     4.   Total Excess Spread:                                 $5,987,798.37

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2001-5 Allocable Principal
          Collections:                                       $151,005,975.00

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                       $127,260,991.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $127,260,991.54

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,952,755.94

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $129,213,747.47

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $47,500,000.00

     2.   Required Collateral Invested Amount:                $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $129,213,747.47

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                       $5,987,798.37
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $156,220.47
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $110,094.44
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $185,511.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,702,638.31

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.9223%
          b.   Prior Monthly Period                                  4.4603%
          c.   Second Prior Monthly Period                           4.3922%

     2.   Three Month Average Base Rate                              4.5916%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0349%
          b.   Prior Monthly Period                                 14.8147%
          c.   Second Prior Monthly Period                          14.6580%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.8359%



XII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                830,609,452.47        700,000,000.00      130,609,452.47
Beginning Adjusted Invested Amount                              N/A        700,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               14,156,607.92         11,930,547.52        2,226,060.40
Collections of Principal Receivables                 211,408,365.00        178,165,388.15       33,242,976.85
Defaulted Amount                                       3,243,955.08          2,733,858.31          510,096.77

Ending Invested / Transferor Amounts                 800,561,865.31        700,000,000.00      100,561,865.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6000%               2.8300%             2.9800%
Monthly Interest Due                                   1,167,833.33            123,262.22          154,132.22       1,445,227.78
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,167,833.33            123,262.22          154,132.22       1,445,227.78
Investor Default Amount                                2,255,433.11            218,708.66          259,716.54       2,733,858.31
Investor Monthly Fees Due                                962,500.00             93,333.33          110,833.33       1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,385,766.44            435,304.22          524,682.10       5,345,752.76

Reallocated Investor Finance Charge Collections                                                                    11,929,446.38
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9839%
Base Rate                                                                                                                4.8640%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------             --------             -----

Beginning Certificates Balance                       577,500,000.00         56,000,000.00       66,500,000.00     700,000,000.00
Interest Distributions                                 1,167,833.33            123,262.22          154,132.22       1,445,227.78
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,167,833.33            123,262.22          154,132.22       1,445,227.78
Ending Certificates Balance                          577,500,000.00         56,000,000.00       66,500,000.00     700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.02

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.02

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.20

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.20

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $154,132.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $154,132.22

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $9,841,793.27

          a.   Class A Monthly Interest:                       $1,167,833.33
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,255,433.11
          e.   Excess Spread:                                  $6,418,526.83

     2.   Class B Available Funds:                               $954,355.71

          a.   Class B Monthly Interest:                         $123,262.22
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $831,093.49

     3.   Collateral Available Funds:                          $1,133,297.41

          a.   Excess Spread:                                  $1,133,297.41

     4.   Total Excess Spread:                                 $8,382,917.72

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2001-6 Allocable Principal
          Collections:                                       $211,408,365.00

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                       $178,165,388.15

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $178,165,388.15

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,733,858.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $180,899,246.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $66,500,000.00

     2.   Required Collateral Invested Amount:                $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $180,899,246.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                       $8,382,917.72
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $218,708.66
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $154,132.22
     9.   Applied to unpaid Monthly Servicing Fee:             $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $259,716.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,583,693.63

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8640%
          b.   Prior Monthly Period                                  4.4020%
          c.   Second Prior Monthly Period                           4.3339%

     2.   Three Month Average Base Rate                              4.5333%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9839%
          b.   Prior Monthly Period                                 14.7507%
          c.   Second Prior Monthly Period                          14.5997%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7781%



XIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                771,280,205.87        650,000,000.00      121,280,205.87
Beginning Adjusted Invested Amount                              N/A        650,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               13,145,421.64         11,078,365.55        2,067,056.08
Collections of Principal Receivables                 196,307,767.50        165,439,289.00       30,868,478.51
Defaulted Amount                                       3,012,244.00          2,538,582.72          473,661.28

Ending Invested / Transferor Amounts                 743,378,874.93        650,000,000.00       93,378,874.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------             --------             -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6000%               2.8400%             2.9800%
Monthly Interest Due                                   1,084,416.67            114,862.22          143,122.78       1,342,401.67
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,084,416.67            114,862.22          143,122.78       1,342,401.67
Investor Default Amount                                2,094,330.74            203,086.62          241,165.36       2,538,582.72
Investor Monthly Fees Due                                893,750.00             86,666.67          102,916.67       1,083,333.33
Investor Additional Amounts Due
Total Due                                              4,072,497.41            404,615.51          487,204.80       4,964,317.72

Reallocated Investor Finance Charge Collections                                                                    11,077,747.52
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9846%
Base Rate                                                                                                                4.8648%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       536,250,000.00         52,000,000.00       61,750,000.00     650,000,000.00
Interest Distributions                                 1,084,416.67            114,862.22          143,122.78       1,342,401.67
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,084,416.67            114,862.22          143,122.78       1,342,401.67
Ending Certificates Balance                          536,250,000.00         52,000,000.00       61,750,000.00     650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.02

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.02

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.21

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.21

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $143,122.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $143,122.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $9,139,141.70

          a.   Class A Monthly Interest:                       $1,084,416.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,094,330.74
          e.   Excess Spread:                                  $5,960,394.29

     2.   Class B Available Funds:                               $886,219.80

          a.   Class B Monthly Interest:                         $114,862.22
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $771,357.58

     3.   Collateral Available Funds:                          $1,052,386.01

          a.   Excess Spread:                                  $1,052,386.01

     4.   Total Excess Spread:                                 $7,784,137.88

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2001-7 Allocable Principal
          Collections:                                       $196,307,767.50

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                       $165,439,289.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $165,439,289.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,538,582.72

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $167,977,871.72

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $61,750,000.00

     2.   Required Collateral Invested Amount:                $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $167,977,871.72

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                       $7,784,137.88
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $203,086.62
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $143,122.78
     9.   Applied to unpaid Monthly Servicing Fee:             $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $241,165.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,113,429.80

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8648%
          b.   Prior Monthly Period                                  4.4028%
          c.   Second Prior Monthly Period                           4.3347%

     2.   Three Month Average Base Rate                              4.5341%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9846%
          b.   Prior Monthly Period                                 14.7516%
          c.   Second Prior Monthly Period                          14.6005%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7789%



XIV. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,091,658,137.54        920,000,000.00      171,658,137.54
Beginning Adjusted Invested Amount                              N/A        920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               18,605,827.55         15,680,148.17        2,925,679.38
Collections of Principal Receivables                 277,850,994.00        234,160,224.43       43,690,769.58
Defaulted Amount                                       4,263,483.82          3,593,070.92          670,412.89

Ending Invested / Transferor Amounts               1,052,167,022.97        920,000,000.00      132,167,022.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5900%               2.8800%             2.9800%
Monthly Interest Due                                   1,528,963.33            164,864.00          202,573.78       1,896,401.11
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,528,963.33            164,864.00          202,573.78       1,896,401.11
Investor Default Amount                                2,964,283.51            287,445.67          341,341.74       3,593,070.92
Investor Monthly Fees Due                              1,265,000.00            122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,758,246.85            574,976.34          689,582.18       7,022,805.37

Reallocated Investor Finance Charge Collections                                                                    15,675,659.85
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9801%
Base Rate                                                                                                                4.8597%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       759,000,000.00         73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                 1,528,963.33            164,864.00          202,573.78       1,896,401.11
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,528,963.33            164,864.00          202,573.78       1,896,401.11
Ending Certificates Balance                          759,000,000.00         73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $202,573.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $202,573.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $12,932,419.38

          a.   Class A Monthly Interest:                       $1,528,963.33
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,964,283.51
          e.   Excess Spread:                                  $8,439,172.53

     2.   Class B Available Funds:                             $1,254,052.79

          a.   Class B Monthly Interest:                         $164,864.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,089,188.79

     3.   Collateral Available Funds:                          $1,489,187.69

          a.   Excess Spread:                                  $1,489,187.69

     4.   Total Excess Spread:                                $11,017,549.01

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2002-1 Allocable Principal
          Collections:                                       $277,850,994.00

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                       $234,160,224.43

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $234,160,224.43

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,593,070.92

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $237,753,295.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $87,400,000.00

     2.   Required Collateral Invested Amount:                $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $237,753,295.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                      $11,017,549.01
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $287,445.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $202,573.78
     9.   Applied to unpaid Monthly Servicing Fee:             $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $341,341.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,652,854.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8597%
          b.   Prior Monthly Period                                  4.3977%
          c.   Second Prior Monthly Period                           4.3296%

     2.   Three Month Average Base Rate                              4.5290%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9801%
          b.   Prior Monthly Period                                 14.7460%
          c.   Second Prior Monthly Period                          14.5954%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7738%



XV. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,115,389,836.18        940,000,000.00      175,389,836.18
Beginning Adjusted Invested Amount                              N/A        940,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               19,010,302.06         16,021,020.95        2,989,281.11
Collections of Principal Receivables                 283,891,233.00        239,250,664.09       44,640,568.92
Defaulted Amount                                       4,356,168.25          3,671,181.16          684,987.09

Ending Invested / Transferor Amounts               1,075,040,219.12        940,000,000.00      135,040,219.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5900%               2.8700%             2.9800%
Monthly Interest Due                                   1,562,201.67            167,863.11          206,977.56       1,937,042.33
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,562,201.67            167,863.11          206,977.56       1,937,042.33
Investor Default Amount                                3,028,724.46            293,694.49          348,762.21       3,671,181.16
Investor Monthly Fees Due                              1,292,500.00            125,333.33          148,833.33       1,566,666.67
Investor Additional Amounts Due
Total Due                                              5,883,426.13            586,890.94          704,573.10       7,174,890.16

Reallocated Investor Finance Charge Collections                                                                    16,015,850.18
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9794%
Base Rate                                                                                                                4.8589%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       775,500,000.00         75,200,000.00       89,300,000.00     940,000,000.00
Interest Distributions                                 1,562,201.67            167,863.11          206,977.56       1,937,042.33
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,562,201.67            167,863.11          206,977.56       1,937,042.33
Ending Certificates Balance                          775,500,000.00         75,200,000.00       89,300,000.00     940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.23

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.23

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $206,977.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $206,977.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $13,213,076.40

          a.   Class A Monthly Interest:                       $1,562,201.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,028,724.46
          e.   Excess Spread:                                  $8,622,150.27

     2.   Class B Available Funds:                             $1,281,268.01

          a.   Class B Monthly Interest:                         $167,863.11
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,113,404.90

     3.   Collateral Available Funds:                          $1,521,505.77

          a.   Excess Spread:                                  $1,521,505.77

     4.   Total Excess Spread:                                $11,257,060.94

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2002-2 Allocable Principal
          Collections:                                       $283,891,233.00

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                       $239,250,664.09

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $239,250,664.09

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,671,181.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $242,921,845.25

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $89,300,000.00

     2.   Required Collateral Invested Amount:                $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $242,921,845.25

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                      $11,257,060.94
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $293,694.49
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $206,977.56
     9.   Applied to unpaid Monthly Servicing Fee:             $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $348,762.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,840,960.01

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8589%
          b.   Prior Monthly Period                                  4.3969%
          c.   Second Prior Monthly Period                           4.3287%

     2.   Three Month Average Base Rate                              4.5282%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9794%
          b.   Prior Monthly Period                                 14.7451%
          c.   Second Prior Monthly Period                          14.5946%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7730%



XVI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,091,658,137.54        920,000,000.00      171,658,137.54
Beginning Adjusted Invested Amount                              N/A        920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               18,605,827.55         15,680,148.17        2,925,679.38
Collections of Principal Receivables                 277,850,994.00        234,160,224.43       43,690,769.58
Defaulted Amount                                       4,263,483.82          3,593,070.92          670,412.89

Ending Invested / Transferor Amounts               1,052,167,022.97        920,000,000.00      132,167,022.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5900%               2.8600%             2.9800%
Monthly Interest Due                                   1,528,963.33            163,719.11          202,573.78       1,895,256.22
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,528,963.33            163,719.11          202,573.78       1,895,256.22
Investor Default Amount                                2,964,283.51            287,445.67          341,341.74       3,593,070.92
Investor Monthly Fees Due                              1,265,000.00            122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,758,246.85            573,831.45          689,582.18       7,021,660.48

Reallocated Investor Finance Charge Collections                                                                    15,674,514.96
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9787%
Base Rate                                                                                                                4.8581%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       759,000,000.00         73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                 1,528,963.33            163,719.11          202,573.78       1,895,256.22
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,528,963.33            163,719.11          202,573.78       1,895,256.22
Ending Certificates Balance                          759,000,000.00         73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.22

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.22

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $202,573.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $202,573.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $12,931,474.84

          a.   Class A Monthly Interest:                       $1,528,963.33
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,964,283.51
          e.   Excess Spread:                                  $8,438,228.00

     2.   Class B Available Funds:                             $1,253,961.20

          a.   Class B Monthly Interest:                         $163,719.11
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,090,242.09

     3.   Collateral Available Funds:                          $1,489,078.92

          a.   Excess Spread:                                  $1,489,078.92

     4.   Total Excess Spread:                                $11,017,549.01

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2002-3 Allocable Principal
          Collections:                                       $277,850,994.00

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                       $234,160,224.43

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $234,160,224.43

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,593,070.92

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $237,753,295.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $87,400,000.00

     2.   Required Collateral Invested Amount:                $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $237,753,295.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                      $11,017,549.01
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $287,445.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $202,573.78
     9.   Applied to unpaid Monthly Servicing Fee:             $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $341,341.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,652,854.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8581%
          b.   Prior Monthly Period                                  4.3961%
          c.   Second Prior Monthly Period                           4.3279%

     2.   Three Month Average Base Rate                              4.5274%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9787%
          b.   Prior Monthly Period                                 14.7442%
          c.   Second Prior Monthly Period                          14.5938%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7722%



XVII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------          -------------         -----------
Beginning Invested /Transferor Amount                593,292,466.05        500,000,000.00       93,292,466.05
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               10,111,862.80          8,521,819.66        1,590,043.14
Collections of Principal Receivables                 151,005,975.00        127,260,991.54       23,744,983.47
Defaulted Amount                                       2,317,110.77          1,952,755.94          364,354.83

Ending Invested / Transferor Amounts                 571,829,903.79        500,000,000.00       71,829,903.79


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5200%               2.7900%             2.9800%
Monthly Interest Due                                     808,500.00             86,800.00          110,094.44       1,005,394.44
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                       808,500.00             86,800.00          110,094.44       1,005,394.44
Investor Default Amount                                1,611,023.65            156,220.47          185,511.81       1,952,755.94
Investor Monthly Fees Due                                687,500.00             66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                              3,107,023.65            309,687.14          374,772.93       3,791,483.71

Reallocated Investor Finance Charge Collections                                                                     8,494,122.02
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9225%
Base Rate                                                                                                                4.7938%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                   808,500.00             86,800.00          110,094.44       1,005,394.44
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                      808,500.00             86,800.00          110,094.44       1,005,394.44
Ending Certificates Balance                          412,500,000.00         40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $1.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.96

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $110,094.44

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $110,094.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,007,650.67

          a.   Class A Monthly Interest:                         $808,500.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,611,023.65
          e.   Excess Spread:                                  $4,588,127.02

     2.   Class B Available Funds:                               $679,529.76

          a.   Class B Monthly Interest:                          $86,800.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $592,729.76

     3.   Collateral Available Funds:                            $806,941.59

          a.   Excess Spread:                                    $806,941.59

     4.   Total Excess Spread:                                 $5,987,798.37

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2002-4 Allocable Principal
          Collections:                                       $151,005,975.00

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                       $127,260,991.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $127,260,991.54

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,952,755.94

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $129,213,747.47

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $47,500,000.00

     2.   Required Collateral Invested Amount:                $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $129,213,747.47

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                       $5,987,798.37
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $156,220.47
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $110,094.44
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $185,511.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,702,638.31

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.7938%
          b.   Prior Monthly Period                                  4.3318%
          c.   Second Prior Monthly Period                           4.2637%

     2.   Three Month Average Base Rate                              4.4631%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9225%
          b.   Prior Monthly Period                                 14.6738%
          c.   Second Prior Monthly Period                          14.5295%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7086%



XVIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         ------------
Beginning Invested /Transferor Amount                711,950,959.26        600,000,000.00      111,950,959.26
Beginning Adjusted Invested Amount                              N/A        600,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               12,134,235.36         10,226,183.59        1,908,051.77
Collections of Principal Receivables                 181,207,170.00        152,713,189.84       28,493,980.16
Defaulted Amount                                       2,780,532.93          2,343,307.12          437,225.80

Ending Invested / Transferor Amounts                 686,195,884.55        600,000,000.00       86,195,884.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6500%               2.9300%             2.9800%
Monthly Interest Due                                   1,020,250.00            109,386.67          132,113.33       1,261,750.00
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,020,250.00            109,386.67          132,113.33       1,261,750.00
Investor Default Amount                                1,933,228.38            187,464.57          222,614.18       2,343,307.12
Investor Monthly Fees Due                                825,000.00             80,000.00           95,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                              3,778,478.38            376,851.24          449,727.51       4,605,057.12

Reallocated Investor Finance Charge Collections                                                                    10,248,223.09
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.0276%
Base Rate                                                                                                                4.9139%
Excess Spread Percentage                                                                                                11.2863%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       495,000,000.00         48,000,000.00       57,000,000.00     600,000,000.00
Interest Distributions                                 1,020,250.00            109,386.67          132,113.33       1,261,750.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,020,250.00            109,386.67          132,113.33       1,261,750.00
Ending Certificates Balance                          495,000,000.00         48,000,000.00       57,000,000.00     600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.06

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.06

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.28

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.28

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $132,113.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $132,113.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,454,784.05

          a.   Class A Monthly Interest:                       $1,020,250.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,933,228.38
          e.   Excess Spread:                                  $5,501,305.67

     2.   Class B Available Funds:                               $819,857.85

          a.   Class B Monthly Interest:                         $109,386.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $710,471.18

     3.   Collateral Available Funds:                            $973,581.19

          a.   Excess Spread:                                    $973,581.19

     4.   Total Excess Spread:                                 $7,185,358.05

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2002-5 Allocable Principal
          Collections:                                       $181,207,170.00

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                       $152,713,189.84

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $152,713,189.84

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,343,307.12

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $155,056,496.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $57,000,000.00

     2.   Required Collateral Invested Amount:                $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $155,056,496.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                       $7,185,358.05
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $187,464.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $132,113.33
     9.   Applied to unpaid Monthly Servicing Fee:             $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $222,614.18
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,643,165.97

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.9139%
          b.   Prior Monthly Period                                  4.4519%
          c.   Second Prior Monthly Period                           4.3838%

     2.   Three Month Average Base Rate                              4.5832%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0276%
          b.   Prior Monthly Period                                 14.8055%
          c.   Second Prior Monthly Period                          14.6496%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.8276%



XIX. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                854,341,151.12        720,000,000.00      134,341,151.12
Beginning Adjusted Invested Amount                              N/A        720,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               14,561,082.43         12,271,420.30        2,289,662.12
Collections of Principal Receivables                 217,448,604.00        183,255,827.81       34,192,776.19
Defaulted Amount                                       3,336,639.51          2,811,968.55          524,670.96

Ending Invested / Transferor Amounts                 823,435,061.46        720,000,000.00      103,435,061.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6200%               2.9300%             2.9800%
Monthly Interest Due                                   1,210,440.00            131,264.00          158,536.00       1,500,240.00
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,210,440.00            131,264.00          158,536.00       1,500,240.00
Investor Default Amount                                2,319,874.05            224,957.48          267,137.01       2,811,968.55
Investor Monthly Fees Due                                990,000.00             96,000.00          114,000.00       1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,520,314.05            452,221.48          539,673.01       5,512,208.55

Reallocated Investor Finance Charge Collections                                                                    12,284,007.71
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.0056%
Base Rate                                                                                                                4.8888%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       594,000,000.00         57,600,000.00       68,400,000.00     720,000,000.00
Interest Distributions                                 1,210,440.00            131,264.00          158,536.00       1,500,240.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,210,440.00            131,264.00          158,536.00       1,500,240.00
Ending Certificates Balance                          594,000,000.00         57,600,000.00       68,400,000.00     720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.04

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.28

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.28

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $158,536.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $158,536.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,134,306.36

          a.   Class A Monthly Interest:                       $1,210,440.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,319,874.05
          e.   Excess Spread:                                  $6,603,992.31

     2.   Class B Available Funds:                               $982,720.62

          a.   Class B Monthly Interest:                         $131,264.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $851,456.62

     3.   Collateral Available Funds:                          $1,166,980.73

          a.   Excess Spread:                                  $1,166,980.73

     4.   Total Excess Spread:                                 $8,622,429.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2002-6 Allocable Principal
          Collections:                                       $217,448,604.00

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                       $183,255,827.81

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $183,255,827.81

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,811,968.55

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $186,067,796.36

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $68,400,000.00

     2.   Required Collateral Invested Amount:                $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $186,067,796.36

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                       $8,622,429.66
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $224,957.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $158,536.00
     9.   Applied to unpaid Monthly Servicing Fee:             $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $267,137.01
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,771,799.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8888%
          b.   Prior Monthly Period                                  4.4268%
          c.   Second Prior Monthly Period                           4.3587%

     2.   Three Month Average Base Rate                              4.5581%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0056%
          b.   Prior Monthly Period                                 14.7780%
          c.   Second Prior Monthly Period                          14.6245%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.8027%



XX. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         -------------          -----------
Beginning Invested /Transferor Amount              1,091,658,137.54        920,000,000.00      171,658,137.54
Beginning Adjusted Invested Amount                              N/A        920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               18,605,827.55         15,680,148.17        2,925,679.38
Collections of Principal Receivables                 277,850,994.00        234,160,224.43       43,690,769.58
Defaulted Amount                                       4,263,483.82          3,593,070.92          670,412.89

Ending Invested / Transferor Amounts               1,052,167,022.97        920,000,000.00      132,167,022.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5900%               2.8800%             2.9800%
Monthly Interest Due                                   1,528,963.33            164,864.00          202,573.78       1,896,401.11
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,528,963.33            164,864.00          202,573.78       1,896,401.11
Investor Default Amount                                2,964,283.51            287,445.67          341,341.74       3,593,070.92
Investor Monthly Fees Due                              1,265,000.00            122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,758,246.85            574,976.34          689,582.18       7,022,805.37

Reallocated Investor Finance Charge Collections                                                                    15,675,659.85
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9801%
Base Rate                                                                                                                4.8597%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       759,000,000.00         73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                 1,528,963.33            164,864.00          202,573.78       1,896,401.11
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,528,963.33            164,864.00          202,573.78       1,896,401.11
Ending Certificates Balance                          759,000,000.00         73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.24

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.24

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $202,573.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $202,573.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $12,932,419.38

          a.   Class A Monthly Interest:                       $1,528,963.33
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,964,283.51
          e.   Excess Spread:                                  $8,439,172.53

     2.   Class B Available Funds:                             $1,254,052.79

          a.   Class B Monthly Interest:                         $164,864.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,089,188.79

     3.   Collateral Available Funds:                          $1,489,187.69

          a.   Excess Spread:                                  $1,489,187.69

     4.   Total Excess Spread:                                $11,017,549.01

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2003-1 Allocable Principal
          Collections:                                       $277,850,994.00

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                       $234,160,224.43

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $234,160,224.43

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,593,070.92

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $237,753,295.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $87,400,000.00

     2.   Required Collateral Invested Amount:                $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $237,753,295.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                      $11,017,549.01
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $287,445.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $202,573.78
     9.   Applied to unpaid Monthly Servicing Fee:             $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $341,341.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,652,854.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8597%
          b.   Prior Monthly Period                                  4.3977%
          c.   Second Prior Monthly Period                           4.3296%

     2.   Three Month Average Base Rate                              4.5290%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9801%
          b.   Prior Monthly Period                                 14.7460%
          c.   Second Prior Monthly Period                          14.5954%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7738%



XXI. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,305,243,425.32      1,100,000,000.00      205,243,425.32
Beginning Adjusted Invested Amount                              N/A      1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               22,246,098.16         18,748,003.24        3,498,094.91
Collections of Principal Receivables                 332,213,145.00        279,974,181.38       52,238,963.62
Defaulted Amount                                       5,097,643.70          4,296,063.06          801,580.63

Ending Invested / Transferor Amounts               1,258,025,788.34      1,100,000,000.00      158,025,788.34


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5900%               2.8500%             2.9800%
Monthly Interest Due                                   1,828,108.33            195,066.67          242,207.78       2,265,382.78
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,828,108.33            195,066.67          242,207.78       2,265,382.78
Investor Default Amount                                3,544,252.03            343,685.04          408,125.99       4,296,063.06
Investor Monthly Fees Due                              1,512,500.00            146,666.67          174,166.67       1,833,333.33
Investor Additional Amounts Due
Total Due                                              6,884,860.36            685,418.38          824,500.44       8,394,779.17

Reallocated Investor Finance Charge Collections                                                                    18,740,583.45
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9780%
Base Rate                                                                                                                4.8572%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       907,500,000.00         88,000,000.00      104,500,000.00   1,100,000,000.00
Interest Distributions                                 1,828,108.33            195,066.67          242,207.78       2,265,382.78
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,828,108.33            195,066.67          242,207.78       2,265,382.78
Ending Certificates Balance                          907,500,000.00         88,000,000.00      104,500,000.00   1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.22

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.22

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $242,207.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $242,207.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $15,460,981.34

          a.   Class A Monthly Interest:                       $1,828,108.33
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,544,252.03
          e.   Excess Spread:                                 $10,088,620.98

     2.   Class B Available Funds:                             $1,499,246.68

          a.   Class B Monthly Interest:                         $195,066.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,304,180.01

     3.   Collateral Available Funds:                          $1,780,355.43

          a.   Excess Spread:                                  $1,780,355.43

     4.   Total Excess Spread:                                $13,173,156.42

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2003-2 Allocable Principal
          Collections:                                       $332,213,145.00

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                       $279,974,181.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $279,974,181.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,296,063.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $284,270,244.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $104,500,000.00

     2.   Required Collateral Invested Amount:               $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $284,270,244.44

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                      $13,173,156.42
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $343,685.04
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $242,207.78
     9.   Applied to unpaid Monthly Servicing Fee:             $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $408,125.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                            $10,345,804.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8572%
          b.   Prior Monthly Period                                  4.3953%
          c.   Second Prior Monthly Period                           4.3271%

     2.   Three Month Average Base Rate                              4.5265%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9780%
          b.   Prior Monthly Period                                 14.7433%
          c.   Second Prior Monthly Period                          14.5930%

     4.   Three Month Average Series Adjusted Portfolio Yield        4.7714%



XXII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                889,938,699.08        750,000,000.00      139,938,699.08
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               15,167,794.20         12,782,729.48        2,385,064.71
Collections of Principal Receivables                 226,508,962.50        190,891,487.30       35,617,475.20
Defaulted Amount                                       3,475,666.16          2,929,133.91          546,532.25

Ending Invested / Transferor Amounts                 857,744,855.68        750,000,000.00      107,744,855.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------             ---------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5900%               2.8300%             2.9800%
Monthly Interest Due                                   1,246,437.50            132,066.67          165,141.67       1,543,645.83
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,246,437.50            132,066.67          165,141.67       1,543,645.83
Investor Default Amount                                2,416,535.47            234,330.71          278,267.72       2,929,133.91
Investor Monthly Fees Due                              1,031,250.00            100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,694,222.97            466,397.38          562,159.39       5,722,779.74

Reallocated Investor Finance Charge Collections                                                                    12,776,737.20
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9766%
Base Rate                                                                                                                4.8556%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                 1,246,437.50            132,066.67          165,141.67       1,543,645.83
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,246,437.50            132,066.67          165,141.67       1,543,645.83
Ending Certificates Balance                          618,750,000.00         60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.01

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.20

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.20

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $165,141.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $165,141.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,540,808.19

          a.   Class A Monthly Interest:                       $1,246,437.50
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,416,535.47
          e.   Excess Spread:                                  $6,877,835.22

     2.   Class B Available Funds:                             $1,022,138.98

          a.   Class B Monthly Interest:                         $132,066.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $890,072.31

     3.   Collateral Available Funds:                          $1,213,790.03

          a.   Excess Spread:                                  $1,213,790.03

     4.   Total Excess Spread:                                 $8,981,697.56

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2003-3 Allocable Principal
          Collections:                                       $226,508,962.50

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                       $190,891,487.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $190,891,487.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,929,133.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $193,820,621.21

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $71,250,000.00

     2.   Required Collateral Invested Amount:                $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $193,820,621.21

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                       $8,981,697.56
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $234,330.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $165,141.67
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $278,267.72
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $7,053,957.46

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8556%
          b.   Prior Monthly Period                                  4.3936%
          c.   Second Prior Monthly Period                           4.3255%

     2.   Three Month Average Base Rate                              4.5249%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9766%
          b.   Prior Monthly Period                                 14.7416%
          c.   Second Prior Monthly Period                          14.5913%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7698%



XXIII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                806,877,753.83        680,000,000.00      126,877,753.83
Beginning Adjusted Invested Amount                              N/A        680,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               13,752,133.41         11,589,674.73        2,162,458.67
Collections of Principal Receivables                 205,368,126.00        173,074,948.49       32,293,177.51
Defaulted Amount                                       3,151,270.65          2,655,748.07          495,522.57

Ending Invested / Transferor Amounts                 777,688,669.15        680,000,000.00       97,688,669.15


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                1.6900%               1.9000%             3.3800%
Monthly Interest Due                                     828,381.67             64,600.00          134,073.33       1,027,055.00
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                       828,381.67             64,600.00          134,073.33       1,027,055.00
Investor Default Amount                                2,297,222.08            159,344.88          199,181.11       2,655,748.07
Investor Monthly Fees Due                                980,333.33             68,000.00           85,000.00       1,133,333.33
Investor Additional Amounts Due
Total Due                                              4,105,937.08            291,944.88          418,254.44       4,816,136.41

Reallocated Investor Finance Charge Collections                                                                    10,225,085.57
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         12.6967%
Base Rate                                                                                                                4.1415%
Excess Spread Percentage                                                                                                10.3424%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       588,200,000.00         40,800,000.00       51,000,000.00     680,000,000.00
Interest Distributions                                   828,381.67             64,600.00          134,073.33       1,027,055.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                      828,381.67             64,600.00          134,073.33       1,027,055.00
Ending Certificates Balance                          588,200,000.00         40,800,000.00       51,000,000.00     680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution i
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $134,073.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $134,073.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,844,699.02

          a.   Class A Monthly Interest:                         $828,381.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,297,222.08
          e.   Excess Spread:                                  $5,719,095.27

     2.   Class B Available Funds:                               $613,505.13

          a.   Class B Monthly Interest:                          $64,600.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $548,905.13

     3.   Collateral Available Funds:                            $766,881.42

          a.   Excess Spread:                                    $766,881.42

     4.   Total Excess Spread:                                 $7,034,881.82

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2003-4 Allocable Principal
          Collections:                                       $205,368,126.00

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                       $173,074,948.49

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $173,074,948.49

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,655,748.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $175,730,696.56

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $51,000,000.00

     2.   Required Collateral Invested Amount:                $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $175,730,696.56

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                       $7,034,881.82
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $159,344.88
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $134,073.33
     9.   Applied to unpaid Monthly Servicing Fee:             $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $199,181.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,408,949.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.1415%
          b.   Prior Monthly Period                                  3.4501%
          c.   Second Prior Monthly Period                           3.8536%

     2.   Three Month Average Base Rate                              3.8151%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               12.6967%
          b.   Prior Monthly Period                                 12.3966%
          c.   Second Prior Monthly Period                          12.1471%

     4.   Three Month Average Series Adjusted Portfolio Yield       12.4135%



XXIV. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         -------------          -----------
Beginning Invested /Transferor Amount                949,267,945.68        800,000,000.00      149,267,945.68
Beginning Adjusted Invested Amount                              N/A        800,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               16,178,980.48         13,634,911.45        2,544,069.03
Collections of Principal Receivables                 241,609,560.00        203,617,586.46       37,991,973.54
Defaulted Amount                                       3,707,377.23          3,124,409.50          582,967.73

Ending Invested / Transferor Amounts                 914,927,846.06        800,000,000.00      114,927,846.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5600%               2.7300%             3.0300%
Monthly Interest Due                                   1,330,062.22            127,400.00          169,680.00       1,627,142.22
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,330,062.22            127,400.00          169,680.00       1,627,142.22
Investor Default Amount                                2,608,881.93            234,330.71          281,196.85       3,124,409.50
Investor Monthly Fees Due                              1,113,333.33            100,000.00          120,000.00       1,333,333.33
Investor Additional Amounts Due
Total Due                                              5,052,277.49            461,730.71          570,876.85       6,084,885.05

Reallocated Investor Finance Charge Collections                                                                    13,609,106.34
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9489%
Base Rate                                                                                                                4.8240%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       668,000,000.00         60,000,000.00       72,000,000.00     800,000,000.00
Interest Distributions                                 1,330,062.22            127,400.00          169,680.00       1,627,142.22
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,330,062.22            127,400.00          169,680.00       1,627,142.22
Ending Certificates Balance                          668,000,000.00         60,000,000.00       72,000,000.00     800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $1.99

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.99

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.12

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.12

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $7,693,901.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $169,680.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $7,524,221.29

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,363,603.80

          a.   Class A Monthly Interest:                       $1,330,062.22
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,608,881.93
          e.   Excess Spread:                                  $7,424,659.64

     2.   Class B Available Funds:                             $1,020,682.98

          a.   Class B Monthly Interest:                         $127,400.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $893,282.98

     3.   Collateral Available Funds:                          $1,224,819.57

          a.   Excess Spread:                                  $1,224,819.57

     4.   Total Excess Spread:                                 $9,542,762.19

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2004-1 Allocable Principal
          Collections:                                       $241,609,560.00

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                       $203,617,586.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $203,617,586.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,124,409.50

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $206,741,995.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $72,000,000.00

     2.   Required Collateral Invested Amount:                $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $206,741,995.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                       $9,542,762.19
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $234,330.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $169,680.00
     9.   Applied to unpaid Monthly Servicing Fee:             $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $281,196.85
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $7,524,221.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8240%
          b.   Prior Monthly Period                                  4.3620%
          c.   Second Prior Monthly Period                           4.2939%

     2.   Three Month Average Base Rate                              4.4933%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9489%
          b.   Prior Monthly Period                                 14.7069%
          c.   Second Prior Monthly Period                          14.5597%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7385%



XXV. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         ------------
Beginning Invested /Transferor Amount                474,633,972.84        400,000,000.00       74,633,972.84
Beginning Adjusted Invested Amount                              N/A        400,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables                8,089,490.24          6,817,455.72        1,272,034.51
Collections of Principal Receivables                 120,804,780.00        101,808,793.23       18,995,986.77
Defaulted Amount                                       1,853,688.62          1,562,204.75          291,483.87

Ending Invested / Transferor Amounts                 457,463,923.03        400,000,000.00       57,463,923.03


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.6500%               2.8500%             3.1500%
Monthly Interest Due                                     688,411.11             66,500.00           88,200.00         843,111.11
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                       688,411.11             66,500.00           88,200.00         843,111.11
Investor Default Amount                                1,304,440.97            117,165.36          140,598.43       1,562,204.75
Investor Monthly Fees Due                                556,666.67             50,000.00           60,000.00         666,666.67
Investor Additional Amounts Due
Total Due                                              2,549,518.74            233,665.36          288,798.43       3,071,982.53

Reallocated Investor Finance Charge Collections                                                                     6,834,093.17
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.0331%
Base Rate                                                                                                                4.9203%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       334,000,000.00         30,000,000.00       36,000,000.00     400,000,000.00
Interest Distributions                                   688,411.11             66,500.00           88,200.00         843,111.11
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                      688,411.11             66,500.00           88,200.00         843,111.11
Ending Certificates Balance                          334,000,000.00         30,000,000.00       36,000,000.00     400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.06

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.06

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.22

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.22

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $3,850,310.64

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $88,200.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $3,762,110.64

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $5,706,467.80

          a.   Class A Monthly Interest:                         $688,411.11
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,304,440.97
          e.   Excess Spread:                                  $3,713,615.72

     2.   Class B Available Funds:                               $512,556.99

          a.   Class B Monthly Interest:                          $66,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $446,056.99

     3.   Collateral Available Funds:                            $615,068.39

          a.   Excess Spread:                                    $615,068.39

     4.   Total Excess Spread:                                 $4,774,741.10

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2004-2 Allocable Principal
          Collections:                                       $120,804,780.00

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                       $101,808,793.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $101,808,793.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,562,204.75

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $103,370,997.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $36,000,000.00

     2.   Required Collateral Invested Amount:                $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $103,370,997.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                       $4,774,741.10
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $117,165.36
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $88,200.00
     9.   Applied to unpaid Monthly Servicing Fee:               $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $140,598.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                        $3,762,110.64

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.9203%
          b.   Prior Monthly Period                                  4.4583%
          c.   Second Prior Monthly Period                           4.3901%

     2.   Three Month Average Base Rate                              4.5896%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               15.0331%
          b.   Prior Monthly Period                                 14.8124%
          c.   Second Prior Monthly Period                          14.6560%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.8338%



XXVI. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------          ----------
Beginning Invested /Transferor Amount                711,950,959.26        600,000,000.00      111,950,959.26
Beginning Adjusted Invested Amount                              N/A        600,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               12,134,235.36         10,226,183.59        1,908,051.77
Collections of Principal Receivables                 181,207,170.00        152,713,189.84       28,493,980.16
Defaulted Amount                                       2,780,532.93          2,343,307.12          437,225.80

Ending Invested / Transferor Amounts                 686,195,884.55        600,000,000.00       86,195,884.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                4.3500%               4.5500%             2.9500%
Monthly Interest Due                                   1,892,250.00            113,750.00          110,133.33       2,116,133.33
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,892,250.00            113,750.00          110,133.33       2,116,133.33
Investor Default Amount                                2,038,677.20            117,165.36          187,464.57       2,343,307.12
Investor Monthly Fees Due                                870,000.00             50,000.00           80,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,800,927.20            280,915.36          377,597.90       5,459,440.46

Reallocated Investor Finance Charge Collections                                                                    10,232,042.66
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9968%
Base Rate                                                                                                                6.7702%
Excess Spread Percentage                                                                                                 9.5452%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       522,000,000.00         30,000,000.00       48,000,000.00     600,000,000.00
Interest Distributions                                 1,892,250.00            113,750.00          110,133.33       2,116,133.33
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,892,250.00            113,750.00          110,133.33       2,116,133.33
Ending Certificates Balance                          522,000,000.00         30,000,000.00       48,000,000.00     600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $4,882,735.54

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $110,133.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $4,772,602.20

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $8,901,877.11

          a.   Class A Monthly Interest:                       $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):    $2,038,677.20
          e.   Excess Spread:                                  $4,970,949.92

     2.   Class B Available Funds:                               $511,602.13

          a.   Class B Monthly Interest:                         $113,750.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $397,852.13

     3.   Collateral Available Funds:                            $818,563.41

          a.   Excess Spread:                                    $818,563.41

     4.   Total Excess Spread:                                 $6,187,365.46

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2004-3 Allocable Principal
          Collections:                                       $181,207,170.00

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                       $152,713,189.84

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $152,713,189.84

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,343,307.12

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $155,056,496.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $48,000,000.00

     2.   Required Collateral Invested Amount:                $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $155,056,496.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                       $6,187,365.46
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $117,165.36
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $110,133.33
     9.   Applied to unpaid Monthly Servicing Fee:             $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $187,464.57
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $4,772,602.20

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                6.7702%
          b.   Prior Monthly Period                                  5.6114%
          c.   Second Prior Monthly Period                           6.3040%

     2.   Three Month Average Base Rate                              6.2285%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9968%
          b.   Prior Monthly Period                                 14.7670%
          c.   Second Prior Monthly Period                          14.5975%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7871%



XXVII. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,305,243,425.32      1,100,000,000.00      205,243,425.32
Beginning Adjusted Invested Amount                              N/A      1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               22,246,098.16         18,748,003.24        3,498,094.91
Collections of Principal Receivables                 332,213,145.00        279,974,181.38       52,238,963.62
Defaulted Amount                                       5,097,643.70          4,296,063.06          801,580.63

Ending Invested / Transferor Amounts               1,258,025,788.34      1,100,000,000.00      158,025,788.34


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5700%               2.7600%             2.9500%
Monthly Interest Due                                   1,835,979.44            177,100.00          227,150.00       2,240,229.44
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,835,979.44            177,100.00          227,150.00       2,240,229.44
Investor Default Amount                                3,587,212.66            322,204.73          386,645.68       4,296,063.06
Investor Monthly Fees Due                              1,530,833.33            137,500.00          165,000.00       1,833,333.33
Investor Additional Amounts Due
Total Due                                              6,954,025.43            636,804.73          778,795.68       8,369,625.84

Reallocated Investor Finance Charge Collections                                                                    18,715,430.11
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9519%
Base Rate                                                                                                                4.8274%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       918,500,000.00         82,500,000.00       99,000,000.00   1,100,000,000.00
Interest Distributions                                 1,835,979.44            177,100.00          227,150.00       2,240,229.44
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,835,979.44            177,100.00          227,150.00       2,240,229.44
Ending Certificates Balance                          918,500,000.00         82,500,000.00       99,000,000.00   1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.15

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.15

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $10,572,954.27

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $227,150.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $10,345,804.27

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $15,627,384.14

          a.   Class A Monthly Interest:                       $1,835,979.44
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,587,212.66
          e.   Excess Spread:                                 $10,204,192.04

     2.   Class B Available Funds:                             $1,403,657.26

          a.   Class B Monthly Interest:                         $177,100.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,226,557.26

     3.   Collateral Available Funds:                          $1,684,388.71

          a.   Excess Spread:                                  $1,684,388.71

     4.   Total Excess Spread:                                $13,115,138.01

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2004-4 Allocable Principal
          Collections:                                       $332,213,145.00

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                       $279,974,181.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $279,974,181.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,296,063.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $284,270,244.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $99,000,000.00

     2.   Required Collateral Invested Amount:                $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $284,270,244.44

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                      $13,115,138.01
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $322,204.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $227,150.00
     9.   Applied to unpaid Monthly Servicing Fee:             $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $386,645.68
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $10,345,804.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8274%
          b.   Prior Monthly Period                                  4.3655%
          c.   Second Prior Monthly Period                           4.2973%

     2.   Three Month Average Base Rate                              4.4967%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9519%
          b.   Prior Monthly Period                                 14.7106%
          c.   Second Prior Monthly Period                          14.5632%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7419%



XXVIII. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest             Interest
----------------------------------                 -----------         --------------         ------------
Beginning Invested /Transferor Amount              1,186,584,932.11      1,000,000,000.00      186,584,932.11
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              84.2755%            15.7245%
Principal Allocation Percentage                                 N/A              84.2755%            15.7245%
Collections of Finance Chg. Receivables               20,223,725.60         17,043,639.31        3,180,086.28
Collections of Principal Receivables                 302,011,950.00        254,521,983.07       47,489,966.93
Defaulted Amount                                       4,634,221.54          3,905,511.87          728,709.67

Ending Invested / Transferor Amounts               1,143,659,807.58      1,000,000,000.00      143,659,807.58


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements               Class A               Class B             Interest             Total
--------------------------------------               -------               -------            ----------            -----

Principal Funding Account                                      0.00                  0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                0.00               0.00

Coupon January 18, 2005 to February 14, 2005                2.5700%               2.7300%             2.9400%
Monthly Interest Due                                   1,669,072.22            159,250.00          205,800.00       2,034,122.22
Outstanding Monthly Interest Due                               0.00                  0.00                0.00               0.00
Additional Interest Due                                        0.00                  0.00                0.00               0.00
Total Interest Due                                     1,669,072.22            159,250.00          205,800.00       2,034,122.22
Investor Default Amount                                3,261,102.42            292,913.39          351,496.07       3,905,511.87
Investor Monthly Fees Due                              1,391,666.67            125,000.00          150,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,321,841.30            577,163.39          707,296.07       7,606,300.76

Reallocated Investor Finance Charge Collections                                                                    17,011,577.37
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.9491%
Base Rate                                                                                                                4.8242%
Excess Spread Percentage                                                                                                11.2863%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions         Class A               Class B             Interest             Total
--------------------------------------------         -------               -------            ----------            -----

Beginning Certificates Balance                       835,000,000.00         75,000,000.00       90,000,000.00   1,000,000,000.00
Interest Distributions                                 1,669,072.22            159,250.00          205,800.00       2,034,122.22
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00               0.00
Principal Distributions                                        0.00                  0.00                0.00               0.00
Total Distributions                                    1,669,072.22            159,250.00          205,800.00       2,034,122.22
Ending Certificates Balance                          835,000,000.00         75,000,000.00       90,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                            $2.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $2.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                      $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $2.12

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $2.12

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $9,611,076.61

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $205,800.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:        $9,405,276.61

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $14,204,667.11

          a.   Class A Monthly Interest:                       $1,669,072.22
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,261,102.42
          e.   Excess Spread:                                  $9,274,492.47

     2.   Class B Available Funds:                             $1,275,868.30

          a.   Class B Monthly Interest:                         $159,250.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,116,618.30

     3.   Collateral Available Funds:                          $1,531,041.96

          a.   Excess Spread:                                  $1,531,041.96

     4.   Total Excess Spread:                                $11,922,152.74

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          84.2755%

     2.   Series 2004-5 Allocable Principal
          Collections:                                       $302,011,950.00

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                       $254,521,983.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $254,521,983.07

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,905,511.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $258,427,494.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $90,000,000.00

     2.   Required Collateral Invested Amount:                $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $258,427,494.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                      $11,922,152.74
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $292,913.39
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $205,800.00
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $351,496.07
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                     $9,405,276.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.8242%
          b.   Prior Monthly Period                                  4.3623%
          c.   Second Prior Monthly Period                           4.2941%

     2.   Three Month Average Base Rate                              4.4935%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.9491%
          b.   Prior Monthly Period                                 14.7071%
          c.   Second Prior Monthly Period                          14.5600%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.7387%